UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2009

Mettler-Toledo International Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	File No. 001-13595 (Commission File Number)	13-3668641 (IRS Employer Identification No.)

Im Langacher, P.O. Box MT-100
CH-8606, Greifensee, Switzerland
and
1900 Polaris Parkway
Columbus, OH 43240
__________________________________________
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code:      +41-1-944-2211 and 1-614-438-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2009, the Board of Directors (the “Board”) of Mettler-Toledo International Inc. (the “Company”) approved certain amendments to the Amended By-laws of the Company (the “By-laws”), effective immediately.

The advance notice provisions in Article I, Sections 10-11 of the By-laws were amended to provide, among other things, that: (i) stockholders must generally give the Company notice of a stockholder proposal or director nomination 90 to 120 days before the anniversary date of the previous year’s annual meeting (the old provision generally required notice 60 to 90 days in advance of the annual meeting), subject to extension under certain circumstances; (ii) proposing stockholders must disclose additional information about themselves and any other interested parties, including information about hedging or derivative transactions with respect to the Company’s securities; (iii) if the size of the Board is expanded, stockholders will, under certain circumstances, have additional time to provide notice of their director nomination; (iv) the advance notice provisions do not apply to stockholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; (v) the postponement or adjournment of a meeting does not restart or extend the period for giving notice; and (vi) a stockholder proposing business or nominating a person for director must appear at meeting in person or by proxy.

The provisions in Article I, Section 2 of the By-laws relating to stockholder requests for special meetings were amended to provide, among other things, that: (i) a meeting must be set for between 90 and 100 days after the date of a properly made stockholder request; (ii) stockholders requesting special meetings should disclose the same information as that required by the advance notice provisions and must comply with certain form and delivery requirements; and (iii) stockholders requesting a special meeting must appear at that meeting in person or by proxy to present a proposal.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the prior By-laws, a copy of which is filed as Exhibit 3.2 to the Company’s Annual Report on Form 10-K dated February 16, 2007 and incorporated herein by reference, and (ii) the By-laws as amended and restated on July 23, 2009, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)    Exhibits

3.1	Amended By-Laws of Mettler-Toledo International Inc., effective as of July 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METTLER-TOLEDO INTERNATIONAL INC.
Date: July 27, 2009	By:	/s/ James T. Bellerjeau
James T. Bellerjeau
General Counsel

Exhibit Index

Exhibit No.                     Description

3.1	Amended By-Laws of Mettler-Toledo International Inc., effective as of July 23, 2009.